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                                                                Exhibit 23.4


                          CARTER, LEDYARD & MILBURN
                             COUNSELLORS AT LAW
                                2 WALL STREET
                           NEW YORK, NY 10005-2072
                             TEL (212) 732-3200
                             FAX (212) 732-3232


                                               July 20, 2000


Orient-Express Hotels Ltd.
41 Cedar Avenue
P.O. Box HM 1179
Hamilton HM EX
Bermuda


                   Re:     Form S-1 Registration Statement
                           Registration No. 333-12030


Ladies and Gentlemen:

     We hereby consent to the reference to our advice and the use of our name under the caption "Risk Factors" in the above referenced registration statement.


                                               Very truly yours,


                                               /s/ Carter, Ledyard & Milburn
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